UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2012

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or OtherJurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield RoadOak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2012, Inland Real Estate Corporation (the "Company") filed an amendment with the Maryland State Department of Assessments and Taxation to the Company’s Fourth Amended and Restated Articles of Incorporation.  The amendment increases the total number of shares of preferred stock that the Company has authority to issue from 6,000,000 to 12,000,000.  The amendment was previously approved by the stockholders of the Company and became effective on the date of filing.  The amendment is attached to this 8-K as Exhibit 3.1 and is incorporated into this Item 5.03 disclosure by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment to the Fourth Amended and Restated Articles of Incorporation of Inland Real Estate Corporation, effective September 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: September 26, 2012	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Fourth Amended and Restated Articles of Incorporation of Inland Real Estate Corporation, effective September 25, 2012